Exhibit 10.1

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is made as of June 7, 2011, by and between Digital Realty Trust, Inc. (the “REIT”) and DLR, LLC (the “Employer”, and together with the REIT, the “Company”) and Richard A. Magnuson (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

WHEREAS, the Company and the Employee are party to that certain Employment Agreement, dated August 7, 2008, as amended by the First Amendment thereto, dated as of December 24, 2008 (the “Employee Agreement”); and

WHEREAS, the Company, and the Employee desire to amend the Employment Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Employment Agreement as follows:

1. The second sentence of Section 1 of the Employment Agreement is hereby modified, amended and restated in its entirety to read as follows:

“If not previously terminated, the Term shall automatically be extended for one additional year on the Initial Termination Date, and on each subsequent anniversary of the Initial Termination Date, unless the Company elects not to so extend the Term by notifying you, in writing, of such election not less than thirty (30) days prior to the last day of the then current Term.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Employment Agreement.

3. All other terms and provisions of the Employment Agreement shall remain unchanged except as specifically modified herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DIGITAL REALTY TRUST, INC.,

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	General Counsel

DLR, LLC,

By:	Digital Realty Trust, Inc.,
Its:	General Partner

By:	/s/ Joshua A. Mills
Name:	Joshua A. Mills
Title:	General Counsel

EMPLOYEE

/s/ Richard A. Magnuson
Richard A. Magnuson

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